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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2000

                               ZEROPLUS.COM, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                000-20865                             52-1929282
   (STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)



                        12800 MIDDLEBROOK ROAD, SUITE 400
                           GERMANTOWN, MARYLAND 20874
                                (301) 601 - 8700
              (Address of principal executive offices ) (Zip Code)

      Registrant's telephone number, including area code: (301) 601 - 8700

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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                              ITEM 5. OTHER EVENTS.

On August 11, 2000, ZeroPlus.com, Inc. repurchased from its Chief Executive Officer, Mr. Robert A. Veschi, in a private transaction, 143,165 shares of its common stock at a price per share of $2.0625, such price being the closing price of such stock on NASDAQ as of the close of business on August 7, 2000. The purchase was accomplished in order to allow Mr. Veschi to repay an existing general purpose loan secured by his stock in the Company, which loan was then due and payable. The transaction was unanimously approved by the outside directors of the Company at a telephonic meeting held on the evening of August 7, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2000

                                                    ZEROPLUS.COM, INC.

                                           By:      /s/ DONALD J. SHOFF
                                                    -----------------------
                                                    Donald J. Shoff
                                                    Vice President of Finance
                                                    and Chief Accounting Officer